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                                                                    Exhibit 23.3

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Mercer Forge Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                              KPMG LLP






Pittsburgh, Pennsylvania
April 14, 1999